Exhibit 32.2

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, the Chief Financial Officer of Global Industrial Company, hereby certifies that Global Industrial Company’s Form 10-K for the year ended December 31, 2023 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Global Industrial Company.

Dated: March 12, 2024

/s/ THOMAS CLARK
Thomas Clark, Chief Financial Officer